UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2025

Verastem, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35403	27-3269467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Suite 500, Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 292-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	VSTM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Chief Operating Officer

As previously disclosed on December 15, 2025, as of December 19, 2025, Matthew Ros separated from Verastem, Inc. (the "Company") as its Chief Operating Officer.

In connection with his separation, on December 19, 2025, the Company entered into a Separation Agreement (the “Separation Agreement”) with Mr. Ros. Under the Separation Agreement, Mr. Ros will receive severance benefits consistent with his employment agreement with the Company, dated January 14, 2025. These benefits include (i) nine months of base salary continuation, (ii) if Mr. Ros exercises his right to continue participation in the Company’s health and dental plans under the federal law known as COBRA, a monthly cash amount equal to the full premium cost of that participation for nine months (or, if earlier, until the time when Mr. Ros becomes eligible to enroll in the health or dental plan of a new employer) and (iii) a pro-rated bonus payment for the portion of the year during which Mr. Ros was employed by the Company prior to the separation, with the actual amount of any bonus determined by actual performance of the Company.

The Separation Agreement includes customary provisions regarding release of claims, non-disparagement, cooperation and return of Company property.

The foregoing summary of the Separation Agreement is qualified in its entirety by the copy of the Separation Agreement filed as Exhibit 10.1 hereto and incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure

On December 15, 2025, the Company issued a press release announcing, among other developments, Mr. Ros’s departure.

A copy of this press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Separation Agreement dated December 19, 2025 by and between Verastem, Inc. and Matthew Ros
99.1	Press Release, dated December 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASTEM, INC.

Dated: December 19, 2025	By:	/s/ Daniel W. Paterson
Daniel W. Paterson
President and Chief Executive Officer